Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT
This Second Amendment to Credit Agreement (the "Amendment") is made and entered into as of April 19, 2013, by and between BANK OF THE WEST (the "Bank") and MICREL, INCORPORATED (the "Borrower") and, upon satisfaction of the conditions contained in this Amendment, is effective as of December 31, 2012.
This Amendment shall be deemed to be a part of and subject to that certain Credit Agreement dated as of May 7, 2009, as amended by a First Amendment dated as of April 22, 2011 and as further amended from time to time, and any and all addenda and riders thereto (collectively the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.
WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.
NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1.	Modification of Expiration Date. The Expiration Date provided for in Section 1.1.17 shall be extended to April 30, 2015.

2.	Deletion of Financial Covenant. Section 5.2(i) is deleted in its entirety and replaced with the following: "(i) Intentionally Omitted."

3.
Consent to Acquisition. The Bank hereby consents to the acquisition by the Borrower of PhaseLink Company Limited in April 2012. This consent is in addition to, and not in replacement of, the provision in Section 5.4 of the Agreement permitting the Borrower to make business acquisitions of up to $5,000,000 in any one fiscal year.

4.
Conditions Precedent. As conditions precedent to the effectiveness of this Amendment, (a) duly executed counterpart copies of this Amendment shall have been delivered to and accepted by the Bank and (b) the Borrower shall pay to the Bank all of the Bank's out-of-pocket expenses in connection with the preparation and negotiation of this Amendment, and, upon satisfaction of such conditions, this Amendment shall be effective as of December 31, 2012.

5.
Representations and Warranties. The Borrower hereby reaffirms the representations and warranties contained in the Agreement and represents that no event, which with notice or lapse of time, could become an Event of Default, has occurred or is continuing.

6.
Confirmation of Other Terms and Conditions of the Agreement. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

7.	Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of California to which jurisdiction the parties hereto hereby consent and submit.

8.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:	BORROWER:
BANK OF THE WEST	MICREL, INCORPORATED

BY:	/s/Helen Huang	BY:	/s/ Ray Zinn
NAME:	Helen Huang, Vice President	NAME:	Raymond D. Zinn, President & CEO
/s/ Helen Huang
		BY:	Clyde R. Wallin
		NAME:	Ray Wallin, Vice President, Finance & CFO

ADDRESS:
APR 19 2013
2180 Fortune Drive
San Jose, CA 95131

CERTIFICATE OF RESPONSIBLE OFFICER

The undersigned hereby certifies to the Bank that (1) the Borrower has previously delivered to the Bank a true, correct and complete copy of its certificate of incorporation and by-laws (collectively, the “Delivered Organization Documents”), (2) since such delivery, there has been no changes in the Delivered Organization Documents, and no such document has been repealed, revoked, rescinded or amended in any respect and each remains in full force and effect, (3) the Borrower remains in good standing in the jurisdiction of its organization and in each jurisdiction where required by law, (4) the resolutions delivered to the Bank on or prior to the date of the Agreement authorize the execution, delivery and performance of the foregoing Amendment and have not been repealed, revoked, rescinded, amended or modified in any respect, (5) such resolutions authorize the person(s) holding the office(s) signing the Amendment on behalf of the Borrower (the “Authorized Executing Officer”) to execute the foregoing Amendment on behalf of the Borrwower, (6) the person(s) executing the foregoing Amendment on behalf of the Borrower has been duly elected and now holds the Authorized Executing Office set forth below or next to his or her name, and the signature set forth above is his or her true signature, (7) the undersigned is authorized to deliver this Certificate on behalf of the Borrower, and (8) the Bank may conclusively rely on this Certificate unless and until superseding documents shall be delivered to the Bank.

/s/ Colin Sturt

Name:	Colin Sturt
VP, General Counsel

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